                                                                     EXHIBIT (k)


                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1998



                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares

                                    $ .696
                                    ------
                                    $12.24            = 5.69%



Class B Shares

                                    $ .612
                                    ------
                                    $11.66            = 5.25%



Class C Shares

                                    $ .612
                                    ------
                                    $11.65            = 5.25%

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,031.42    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            3.14%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,082.75    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            8.28%   =    T



          TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,381.21    =    ERV
Five years ended 11/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            6.67%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,450.37    =    ERV
Five years ended 11/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            7.72%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,123.26    =    ERV
Ten years ended 11/30/98                                 10    =    n

TOTAL RETURN FOR THE PERIOD                            7.82%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,229.99    =    ERV
Ten years ended 11/30/98                                 10    =    n

TOTAL RETURN FOR THE PERIOD                            8.35%   =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,457.69    =    ERV
Inception through 11/30/98                            12.91    =    n

TOTAL RETURN FOR THE PERIOD                            7.21%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,579.41    =    ERV
Inception through 11/30/98                            12.91    =    n

TOTAL RETURN FOR THE PERIOD                            7.62%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1998



Formula                            ERV - P
                                  ---------
                                      P                        =    T

Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,457.69    =    ERV

TOTAL RETURN FOR THE PERIOD                          145.77%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $2,579.41    =    ERV

TOTAL RETURN FOR THE PERIOD                          157.94%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,034.13    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            3.41%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,074.13    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            7.41%   =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,380.90    =    ERV
Five years ended 11/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            6.67%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,395.90    =    ERV
Five years ended 11/30/98                                 5    =    n

TOTAL RETURN FOR THE PERIOD                            6.90%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1998

                                                          n
Formula                                             P(1+T)     =    ERV


Including Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,541.16    =    ERV
Inception through 11/30/98                             6.37    =    n

TOTAL RETURN FOR THE PERIOD                            7.03%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,541.16    =    ERV
Inception through 11/30/98                             6.37    =    n

TOTAL RETURN FOR THE PERIOD                            7.03%   =    T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1998


Formula                           ERV - P
                                 ---------
                                     P                         =    T

Including Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,541.16    =    ERV

TOTAL RETURN FOR THE PERIOD                           54.12%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   11.66
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,541.16    =    ERV

TOTAL RETURN FOR THE PERIOD                           54.12%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,064.20    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            6.42%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,074.20    =    ERV
One year period ended 11/30/98                            1    =    n

TOTAL RETURN FOR THE PERIOD                            7.42%   =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH  NOVEMBER 30, 1998


                                                          n
Formula                                             P(1+T)     =    ERV

Including Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,380.46    =    ERV
Inception through 11/30/98                             4.97    =    n

TOTAL RETURN FOR THE PERIOD                            6.70%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,380.46    =    ERV
Inception through 11/30/98                             4.97    =    n

TOTAL RETURN FOR THE PERIOD                            6.70%   =    T

             VAN KAMPEN HIGH YIELD MUNICIPAL FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1998


Formula                            ERV - P
                                  ---------
                                      P                        =    T

Including Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,380.46    =    ERV

TOTAL RETURN FOR THE PERIOD                           38.05%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $   11.65
Initial Investment                                $1,000.00    =    P
Ending Redeemable Value                           $1,380.46    =    ERV

TOTAL RETURN FOR THE PERIOD                           38.05%   =    T